================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 2001

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                            5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

================================================================================

ITEM 5. OTHER EVENTS

     On March 19, 2001, Consolidated Graphics, Inc. (the "Company") announced a strategic alliance between the financial printing operations of Chas. P. Young Co., a wholly owned subsidiary of Consolidated Graphics, and the Financial Document Services business of Merrill Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

     On March 19, 2001, the Company announced the implementation of savings initiatives developed to counter the effects of ongoing weak demand caused by softness in the general economy and print markets in particular. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:


     99.1 Press release of the Company dated March 19, 2001, related to the announcement of a strategic alliance between the financial printing operations of Chas. P. Young Co., a wholly owned subsidiary of Consolidated Graphics, and the Financial Document Services business of Merrill Corporation.

     99.2 Press release of the Company dated March 19, 2001, describing the savings initiatives implemented by the Company during its fiscal 2001 fourth quarter.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          CONSOLIDATED GRAPHICS, INC.
                                                (Registrant)


                                          By: /s/ JOE R. DAVIS
                                                  Joe R. Davis
                                                  Chairman and Chief-
                                                    Executive Officer

Date:  March 20, 2001